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                                                                   EXHIBIT 10.26

                      SECOND AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------

         MULTI-COLOR CORPORATION, an Ohio corporation (the "Company"), PNC BANK, OHIO, NATIONAL ASSOCIATION and STAR BANK, NATIONAL ASSOCIATION (each individually a "Lender" and collectively the "Lenders") and PNC BANK, OHIO, NATIONAL ASSOCIATION, as agent for the Lenders (the "Agent"), hereby agree as follows effective as of April 1, 1997 (the "Effective Date"):

         1.       RECITALS.

                  1.1 On January 9, 1997, the Company, the Lenders and the Agent entered into a Second Amended and Restated Credit, Reimbursement and Security Agreement (as amended by the First Amendment to Credit Agreement dated February 25, 1997, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein will have the meanings given such terms in the Credit Agreement.

                  1.2 The Company desires to acquire, construct, install and equip an economic development facility comprising an eight color Uteco Rotogravure Printing Press, Program 1010, Model 80 and the costs of renovating, rebuilding and installing a second eight color press, Press 404, in its printing facility located in Scottsburg, Indiana and to construct an additional 30,000 square foot facility for manufacturing and warehousing purposes at such facility.

                  1.3 In connection with the project described in Section 1.2, above, the City of Scottsburg, Indiana has issued its Variable Rate Demand Industrial Development Revenue Bonds, Series 1997 (Multi-Color Corporation Project), in the principal amount of $3,000,000 (the "1997 Scottsburg Bonds") under a Trust Indenture dated as of April 1, 1997 (the "1997 Scottsburg Indenture") between the City of Scottsburg, Indiana, PNC Bank, Indiana, Inc. and PNC Bank, Ohio, National Association, as Co-Trustee (together, the "Trustee").

                  1.4 In order to facilitate the issuance and sale of the 1997 Scottsburg Bonds and to enhance the marketability of the 1997 Scottsburg Bonds and thereby achieve interest costs savings and other savings to the Company, the Company has requested the Agent to issue an irrevocable letter of credit (the "1997 Scottsburg Letter of Credit") to the Trustee, for the account of the Company, authorizing the Trustee to make one or more draws on the Agent up to an aggregate of $3,049,316 (the "1997 Scottsburg Letter of Credit Amount") as set forth in the 1997 Scottsburg Letter of Credit.

                  1.5 The Company has requested that the Lenders amend the Credit Agreement in connection with the issuance of the 1997 Scottsburg Letter of Credit and the Lenders are willing to do so subject to and in accordance with the terms of this Second Amendment to Credit Agreement (the "Amendment").


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         2.       AMENDMENTS. The Credit Agreement is hereby amended as follows:

                  2.1 The defined terms used in the foregoing Recitals are deemed incorporated into the Credit Agreement and may be used in the Credit Agreement with the meanings given such terms in the foregoing Recitals.

                  2.2 Section 1.1.16 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                           1.1.16 "Bond Counsel" will mean Taft, Stettinius &
                  Hollister as to the Boone Bonds and the Scottsburg Bonds and Peck, Shaffer & Williams, L.L.P. as to the Port Authority Bonds and the 1997 Scottsburg Bonds.

                  2.3 Section 1.1.18 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                           1.1.18 "Bonds" will mean the Boone Bonds, Port
                  Authority Bonds, Scottsburg Bonds, Refunding Bonds, and 1997 Scottsburg Bonds collectively and individually as the context requires.

                  2.4 Section 1.1.42 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                           1.1.42 "Date of Issuance" will mean the respective
                  dates the Boone Alternate Letter of Credit, the Port Authority Alternate Letter of Credit, the Scottsburg Alternate Letter of Credit, or the 1997 Scottsburg Letter of Credit were issued and delivered to the Trustee, as the context requires.

                  2.5 Section 1.1.74 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                           1.1.74 "Indenture" will mean the Boone Indenture, the
                  Scottsburg Indenture, the 1997 Scottsburg Indenture, the Port Authority Indenture or, if the Port Authority Bonds are refunded, the Trust Indenture between the Trustee and the Port Authority of Cincinnati and Hamilton County securing the Refunding Bonds, collectively and individually as the context requires.

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                  2.6 Section 1.1.82 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                           1.1.82 "Letter of Credit" or "Letters of Credit" will
                  mean the Scottsburg Alternate Letter of Credit, the Port Authority Alternate Letter of Credit, the Boone Alternate Letter of Credit, and the 1997 Scottsburg Letter of Credit individually and collectively as the context requires.

                  2.7 Section 1. 1.83 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                           1.1.83 "Letter of Credit Amount" or Letter of Credit
                  Amounts" will mean the Boone Alternate Letter of Credit Amount, the Scottsburg Alternate Letter of Credit Amount, the Port Authority Alternate Letter of Credit Amount, and the 1997 Scottsburg Letter of Credit Amount, as applicable.

                  2.8 Section 1.1.115 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                           1.1.115 "Remarketing Agent" will mean (i) with
                  respect to the Port Authority Bonds, Citicorp Investment Bank;
                  (ii) with respect to the Boone Bonds and the Scottsburg Bonds, The Ohio Company; and (iii) with respect to the 1997 Scottsburg Bonds, PNC Capital Markets, Inc.

                  2.9 The following Section 2.10.4 is hereby added to the Credit
Agreement:

                           2.10.4 ISSUANCE OF 1997 SCOTTSBURG LETTER OF CREDIT.
                  The Company has requested the Agent, as agent and for the account of the Lenders, to issue the 1997 Scottsburg Letter of Credit to the Trustee. Subject to the conditions precedent hereinafter set forth, the Agent has issued, and the Lenders hereby confirm the authority of the Agent to issue, to the Trustee pursuant to the request of the Company, the 1997 Scottsburg Letter of Credit in the 1997 Scottsburg Letter of Credit Amount and substantially in the form attached hereto as
                  Exhibit V. The Interest Portion of the 1997 Scottsburg Letter of Credit Amount has been established on the basis of sixty
                  (60) days' interest on the 1997 Scottsburg Bonds, at an assumed maximum interest rate of 10% per annum. The 1997 Scottsburg Letter of Credit shall expire at 5:00 p.m. on July 31, 1998, subject to renewal as provided therein. The 1997 Scottsburg Letter of Credit is subject to prior automatic termination as provided therein. The payment of all

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                  drawings honored under the 1997 Scottsburg Letter of Credit will be made with the Agent's own funds. Draws under the 1997 Scottsburg Letter of Credit are not available to pay any amounts due under any other Letter of Credit.

                  2.10 Section 2.10.6.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                           2.10.6.2 REDUCTION. The Letter of Credit Amounts and
                  the respective Principal Portion and Interest Portion of the Letters of Credit shall be automatically reduced as specified in the applicable Letter of Credit. With respect to any reductions of the Letter of Credit Amounts pursuant to the terms of the Letters of Credit as a result of Bonds ceasing to be Outstanding, the Agent shall have the right, at its option, to require the Trustee to promptly surrender the respective outstanding Letter of Credit to the Agent and to accept in substitution therefor a substitute letter of credit in the form of Exhibit J attached hereto if the Boone Alternate Letter of Credit, or Exhibit K if the Port Authority Alternate Letter of Credit, or Exhibit I if the Scottsburg Alternate Letter of Credit, or Exhibit V if the 1997 Scottsburg Letter of Credit, dated the date of such substitution, for an amount equal to the Letter of Credit Amount as so reduced, but otherwise having terms identical to the then outstanding Boone Alternate Letter of Credit, the Port Authority Alternate Letter of Credit, the Scottsburg Alternate Letter of Credit, or the 1997 Scottsburg Letter of Credit, as the case may be.

                  2.11 Section 4 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                           4. SINKING FUND. The Company will maintain depository
                  accounts with each of the Lenders (collectively, the "Sinking Fund Accounts"). On the first Business Day of each Fiscal Quarter the Company will continue to deposit $125,000 into each Sinking Fund Account until the Termination Date. Commencing with the Fiscal Quarter ending June 30, 1998, the amount to be deposited into each Sinking Fund Account will increase to $165,000 and the Company will deposit such amount into each Sinking Fund Account on such date and on the first Business Day of each Fiscal Quarter thereafter until the Termination Date. In addition, all proceeds from the sale of assets permitted in accordance with the terms of Section 9.25, below, and payments received on the BKS Enterprises, Inc. Promissory Note, will be deposited in to the Sinking Fund Accounts. The funds deposited into the Sinking Fund Accounts will be invested in Eligible Investments and, provided no Default or Event of Default shall have

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                  occurred and be continuing, such funds and the interest
                  thereon will be used to redeem the Bonds upon mandatory or, with the Lenders' prior written approval, optional, redemption. Upon the Agent's request, the Company shall use the funds in the Sinking Fund Accounts to redeem Bonds pursuant to the optional redemption provisions thereof.

                  2.12 The following Section 7.4 is hereby added to the Credit
Agreement:

                           7.4 SCOTTSBURG FACILITY LIMITATION ON DISBURSEMENTS.
                  Notwithstanding anything to the contrary contained in the Trust Indenture or Loan Agreement relating to the 1997 Scottsburg Bonds, or in any other document or instrument relating to such Bonds, disbursements from the Construction Fund (as such term is defined in the Trust Indenture relating to the 1997 Scottsburg Bonds) will be limited to the cost of
                  (i) up to $150,000 of the Issuance Costs (as such term is defined in the Trust Indenture relating to the 1997 Scottsburg Bonds), (ii) an eight color Uteco Rotogravure Printing Press, Program 1010, Model 80 and the costs of renovating, rebuilding and installing a second eight color press, Press 404, in the Company's printing facility located in Scottsburg, Indiana, and (iii) all work, materials and labor incorporated into the Company's Scottsburg, Indiana facility in connection with constructing an additional 30,000 square foot facility for manufacturing and warehousing purposes at such location (the "Project") and materials stored on the real property where the Project is located (collectively, "Hard Costs"), which Hard Costs will be reasonably determined by the Agent. In its discretion upon prior consultation with the Lenders, the Agent may disburse funds for costs relating to the Project other than Hard Costs. All costs for which disbursement is made will be costs shown for such item in the approved budget for the Project (the "Budget"), up to the amount shown in the Budget, as verified by the Agent. No disbursements will be made for fees, profit and overhead of the Company or any contractor. The Agent will have no obligation to disburse amounts shown in the Budget as a "contingency" except as the Agent may approve from time to time; regardless of the percentage of completion of the Project. No disbursements will be made if an Event of Default has occurred.

                  3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF COMPANY. To induce the Lenders and the Agent to enter into this Amendment, the Company represents and warrants as follows:

                     3.1 The representations and warranties of the Company contained in Section 8 of the Credit Agreement are deemed to have been made again on and as of the date of execution of

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this Amendment and are true and correct as of the date of the execution of this
Amendment.

                  3.2 No Default or Event of Default (as such term is defined in Section 11 of the Credit Agreement) exists on the date hereof.

                  3.3 The person executing this Amendment is a duly elected and acting officer of the Company and is duly authorized by the Board of Directors of the Company to execute and deliver this Amendment on behalf of the Company.

                  3.4 If the Company elects to construct the proposed additional 30,000 square foot manufacturing and warehousing facility at its Scottsburg, Indiana location, the Company will furnish to the Agent an endorsement to the mortgagee's title insurance policy increasing the amount of such insurance coverage to an amount reasonably acceptable to the Lenders and insuring that the lien of the Open-End Mortgage, Assignment of Rents and Leases and Security Agreement referred to in Section 5.7 of the Credit Agreement (Scott County, Indiana property) is a first and best lien on the real estate described therein, subject only to exceptions acceptable to the Lenders, and insuring that there has been no material adverse change in the state of title to such real estate.

                  3.5 If the Company elects to construct the proposed additional 30,000 square foot manufacturing and warehousing facility at its Scottsburg, Indiana location, the Company will furnish to the Agent evidence of the Company's maintenance of fire and casualty and builder's risk insurance coverage on the improvements to be constructed on the Scott County, Indiana property for the full replacement value thereof with companies reasonably satisfactory to the Agent, and all policies will name the Agent, for the benefit of the Lenders, as lenders loss payee, additional insured, and mortgagee under the standard mortgage endorsement.

         4. CONDITIONS. The Lenders' and the Agent's obligations pursuant to this Amendment are subject to the following conditions:

                  4.1 The Agent will have been furnished copies, certified by the Secretary or Assistant Secretary of the Company, of resolutions of the Board of Directors of the Company authorizing the execution of this Amendment and all other documents executed in connection herewith.

                  4.2 The representations and warranties of the Company in
Section 3, above, shall be true.

                  4.3 The Company will pay all expenses and attorneys fees incurred by the Lenders in connection with the preparation, execution and delivery of this Amendment and related documents.

         5. GENERAL.

                  5.1 Except as expressly modified herein, the Credit Agreement is and remains in full force and effect.

                  5.2 Nothing contained herein will be construed as waiving any default or Event

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of Default under the Credit Agreement or will affect or impair any right, power or remedy of the Lenders or the Agent under or with respect to the Credit Agreement or any agreement or instrument guaranteeing, securing or otherwise relating to the Credit Agreement.

                  5.3 This Amendment will be binding upon and inure to the benefit of the Company, the Lenders and the Agent and their respective successors and assigns.

                  5.4 All representations, warranties and covenants made by the Company herein will survive the execution and delivery of this Amendment.

                  5.5 This Amendment will in all respects be governed and construed in accordance with the laws of the State of Ohio.

                  5.6 This Amendment may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

         Executed as of the Effective Date.

                                       MULTI-COLOR CORPORATION,
                                       as Company

                                       By: \s\ WILLIAM R. COCHRAN
                                         ---------------------------------------
                                       Print Name: WILLIAM R. COCHRAN
                                                  ------------------------------
                                       Title:   VP/CFO
                                             -----------------------------------


                                       PNC BANK, OHIO, NATIONAL ASSOCIATION,
                                       on its own behalf as Lender, and as Agent

                                       By:   \s\ WARREN F. WEBER
                                         ---------------------------------------
                                       Print Name:       WARREN F. WEBER
                                                  ------------------------------
                                       Title:   AVP
                                             -----------------------------------

                                       STAR BANK, NATIONAL ASSOCIATION,
                                       as Lender

                                       By:  \s\ ANDREW T. HAWKING
                                          --------------------------------------
                                       Print Name:       ANDREW T. HAWKING
                                                  ------------------------------
                                       Title:   SENIOR VICE PRESIDENT
                                             -----------------------------------

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